SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2000



Nevada                                    Luna Medical Technologies, Inc.                     98-0207745
(State or other jurisdiction of      (Exact name of registrant as specified     (I.R.S. Employer Identification No.)
incorporation or organization)                  in its charter)


Suite 400, 900 West Hastings Street, Vancouver, British Columbia, Canada                       V6C 1E5
(Address of principal executive offices)                                                      (Zip Code)


                                 (604) 687-0719
              (Registrant's telephone number, including area code)




                              Thomas E. Stepp, Jr.

                              Stepp & Beauchamp LLP

                           1301 Dove Street, Suite 460

                         Newport Beach, California 92660

                                 (949) 660-9700

                            Facsimile: (949) 660-9010

                                   Page 1 of 2


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ITEM 5.   OTHER EVENTS

     On May 9, 2000, Registrant accepted the resignation of Mr. Brad Desaulniers as Registrant's President and Chief Operating Officer and as a director of Registrant. Mr. Desaulniers' short-term management contract was not renewed, and Mr. Desaulniers left to pursue other opportunities. Registrant is not aware of any disagreements on any matter relating to operations, policies or practices.

     Mr. Gordon C. McDougall has been appointed President in Mr. Desaulniers' place, and Mr. McDougall will continue as the sole director of Registrant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.



                                          Luna Medical Technologies, Inc.


DATED: May 16, 2000                       By: /s/ Gordon McDougall, President
                                             -----------------------------------
                                             Gordon McDougall, President

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